FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2020
FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT
FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT

NOTE 4 - FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT:

Financial risk management:

1)    Financial risk factors

The Company’s activities expose it to a variety of financial risks: market risks (including foreign exchange risk and interest risk), credit risk and liquidity risk. The Company’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Company’s results of operations and financial position.

Risk management is performed by the Chief Financial Officer of the Company who identifies and evaluates financial risks in close cooperation with the Company’s Chief Executive Officer.

The Company’s finance department is responsible for carrying out financial risk management activities in accordance with policies approved by its BoD. The BoD provides general guidelines for overall financial risk management, as well as policies dealing with specific areas, such as exchange rate risk, interest rate risk, credit risk, use of financial instruments, and investment of excess cash. In order to minimize market risk and credit risk, the Company invests the majority of its cash balances in low-risk investments, such as (i) highly-rated bank deposits with terms of up to one-year term with exit points and (ii) a managed portfolio of select corporate bonds comprised of a diversified mix of highly-rated bonds. No more than 10% of the total value of the Company’s corporate bonds portfolio is invested in a single bond issuer.

(a)   Market risks

(i) The Company could be exposed to foreign exchange risk as a result of its payments to employees and service providers and investment of some liquidity in currencies other than the U.S. dollar (i.e., the Functional Currency). The Company manages the foreign exchange risk by aligning the currencies for holding liquidity with the currencies of expected expenses, based on the expected cash flows of the Company. Had the Functional Currency of the Company been stronger by 5% against the NIS, assuming all other variables remained constant, the Company would have recognized an additional expense of $3,000,  $12,000, and $58,000 in profit or loss for the years ended December 31, 2020, 2019 and 2018, respectively. The foreign exchange risks associated with these balances are immaterial.

(ii) The Company’s main interest rate risk arises from long-term borrowing with interest on the outstanding loan computed as the 3-month USD LIBOR rate (hereinafter – the “LIBOR”), subject to a 1.75% floor rate, plus 8.2% fixed rate, which will be decreased to 6.7%, starting April 1, 2021. The Company regularly monitors the LIBOR, as well as the LIBOR forward curve. Based on that, the Company estimates that the 1.75% floor rate will remain effective (i.e. – LIBOR will remain below 1.75%) throughout the entire period of the borrowing and therefore the interest rate on this loan is effectively fixed.

In July 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to stop compelling the group of major banks that sustain LIBOR to submit rate quotations after the end of 2021 (the “LIBOR Reform”). ICE Benchmark Administration Limited (IBA), the administrator of the LIBOR, intends to cease the publication of the LIBOR settings immediately following the LIBOR publication on June 30, 2023.  The IBA noted that any publication of the LIBOR settings based on panel bank submissions beyond December 31, 2021, will need to comply with applicable regulations, including as to representativeness. Based on current information from panel banks, IBA anticipates there being a representative panel for the continuation of these USD LIBOR settings through to June 30, 2023. As described above and in note 15, the Company’s long-term borrowing, which matures in 2026, is linked to the LIBOR. It is unclear whether new methods of calculating LIBOR will be established or if alternative benchmark reference rates will be adopted. The borrowing agreement stipulates that if the administrator responsible for determining and publishing the LIBOR has made a public announcement identifying a date certain on or after which such rate shall no longer be provided or published, as the case may be, then the lender may, upon prior written notice to the Company, choose a reasonably comparable index or source to enable to preserve the current all-in yield (including interest rate margins, any interest rate floors and original issue discount, but without regard to future fluctuations of such alternative index). As mentioned above, and despite the LIBOR Reform, the Company estimates that the effective floor rate will remain 1.75% throughout the entire period of the borrowing.

(b)  Credit risk

Credit risk arises mainly from cash and cash equivalents and trade receivables. The Company estimates that since the liquid instruments are mainly invested with highly rated institutions, the credit and interest risks associated with these balances are low.

Credit risk of trade receivables is the risk that customers may fail to pay their debts. The Company manages credit risk by setting credit limits, performing controls and monitoring qualitative and quantitative indicators of trade receivable balances such as the period of credit taken and overdue payments. Customer credit risk also arises as a result of the concentration of the Company’s revenues with its largest customers. See also note 25(b).

The Company’s vast majority of sales is to three U.S.-based large wholesale customers, which their historical loss rate is practically zero. An immaterial amount of the trade receivable balance as of December 31, 2020, relates to U.S.-based smaller wholesale customers to whom the Company has only limited history of sales. Based on the above information, as well as analyzing if there is any relevant forward-looking information related to the Company’s customers, the Company did not record a loss allowance for trade receivables as of December 31, 2020, and December 31, 2019.

(c)   Liquidity risk

Prudent liquidity risk management requires maintaining sufficient cash or the availability of funding through an adequate amount of committed credit facilities. Management monitors rolling forecasts of the Company’s liquidity reserve (comprising of cash and cash equivalents, deposits and financial assets through profit or loss). This is generally carried out based on the expected cash flow in accordance with practices and limits set by the management of the Company.

As of December 31, 2020, the Company has generated revenues from commercialization and promotional activities, however, no sufficient revenue was generated to compensate for operating expenses and therefore the Company is exposed to liquidity risk.

The tables below break down the Company’s financial liabilities into relevant maturity groupings based on their contractual and estimated maturities. The amounts disclosed in the tables are the contractual and estimated undiscounted cash flows. Balances due within 12 months equal their carrying balances as the impact of discounting is not significant.

Contractual maturities of financial liabilities at 31 December 2020	Less than 1 year	2-5 years	More than 5 years	Total contractual cash flows	Carrying amount
	U.S. Dollars in Thousands
Accounts payable	11,553			11,553	11,553
Lease liabilities	1,985	4,210		6,195	5,517
Accrued expenses and other current liabilities	24,082			24,082	24,082
Borrowing	10,154	107,514	18,530	136,198	81,386
Payable in respect of intangible assets purchase	20,600	10,000		30,600	24,745
Royalty obligation	127	747	912	1,786	750
Contractual maturities of financial liabilities at 31 December 2019	Less than 1 year	2-5 years	More than 5 years	Total contractual cash flows	Carrying amount
	U.S. Dollars in Thousands
Accounts payable	4,184			4,184	4,184
Lease liabilities	1,052	3,117	385	4,554	3,815
Accrued expenses and other current liabilities	5,598			5,598	5,598
Royalty obligation	—	394	999	1,393	500

2)    Capital risk management

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to provide returns for shareholders, maintain optimal capital structure, and to reduce the cost of capital.

As discussed in note 15, the Credit Agreement contains a financial covenant requiring RedHill Inc. to maintain a minimum level of cash, as well as a covenant requiring it to maintain minimum net sales, beginning with the fiscal quarter ending June 30, 2022. As of December 31, 2020, the minimum level of cash, which relates to the term loans is $16 million. This amount is presented as restricted cash on the statement of financial position.

3)   Fair value estimation

The following is an analysis of financial instruments measured at fair value using valuation methods. The different levels have been defined as follows:

•	quoted prices (unadjusted) in active markets for identical assets or liabilities (level 1);
•	inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices) (level 2); and
•	inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs) (level 3).

The fair value of financial instruments traded in active markets is based on quoted market prices at dates of the Statements of Financial Position. A market is regarded as active if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service, or regulatory agency, and those prices represent actual and regularly occurring market transactions on an arm’s length basis. These instruments are included in level 1.

The fair value of financial instruments that are not traded in an active market is determined by using valuation techniques. These valuation techniques maximize the use of observable market data where it is available and rely as little as possible on entity-specific estimates. If all significant inputs required to determine the fair value of an instrument are observable, then the instrument is included in level 2.

If one or more of the significant inputs is not based on observable market data, the instrument is included in level 3.

The following table presents Company assets and liabilities measured at fair value:

Level 1
U.S. dollars in thousands
December 31, 2020:
Assets -
Financial assets at fair value through profit or loss	481
December 31, 2019:
Assets -
Financial assets at fair value through profit or loss	8,500

The carrying amount of cash equivalents, current and non-current bank deposits, receivables, account payables and accrued expenses approximate their fair value due to their short-term characteristics.

The fair values of the Borrowing and the Payable in respect of intangible assets purchase balances as of December 31, 2020, are approximately $94 million and $26.6 million. These fair values are based on discounted cash flows using a current borrowing rate.

The fair value of the Royalty obligation balance is not materially different from its carrying amount.